UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2006

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2006, Aon Corporation (the “Company” or “Aon”) announced proposed changes to its U.S. and U.K. defined benefit pension plans in an effort to maintain competitive retirement benefits for its employees while reducing future pension costs.

These changes include the following:

•                  Aon employees hired before January 1, 2004, who currently participate in the Company’s U.S. defined benefit pension plan with a final average pay formula, will stop accruing benefits under that formula and will have future benefits relating to service and compensation after January 1, 2007 calculated using a career average pay formula.

•                  Aon employees hired before January 1, 1999, who currently participate in the Company’s U.K. defined benefit pension plans will cease accruing future benefits relating to salary and service, and will instead receive retirement benefits for future service in accordance with the methodology contained in the defined contribution section of the Aon U.K. Pension Scheme.  This change is subject to trustee approval and member consultation, and is anticipated to take effect during the first half of 2007.

Changes to the pension plans will not affect pension plan benefits earned by participants prior to the effective date of these changes.

The proposed changes are expected to result in annual expense savings of approximately $60 million.  Actual 2007 pension expense will depend upon a number of measurement date factors which are used to calculate pension cost, including interest rates, foreign exchange rates, asset levels, asset return expectations and mortality assumptions, as well as the timing of implementation of proposed changes to the U.K. plans.

A copy of the press release issued by the Company announcing these changes (the “Pension Press Release”) is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On November 1, 2006, the Company issued a press release (the “Earnings Press Release”) announcing its results of operations for the quarter and nine months ended September 30, 2006.

A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)—(c)    Not applicable.

(d)            Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on November 1, 2006 pertaining to earnings

99.2	Press Release issued by the Company on November 1, 2006 pertaining to pension plan changes

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ David P. Bolger
David P. Bolger
Executive Vice President, Chief Financial Officer and
Chief Administrative Officer

Date: November 1, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on November 1, 2006 pertaining to earnings

99.2	Press Release issued by the Company on November 1, 2006 pertaining to pension plan changes